                                                                   EXHIBIT 10(n)


                             REVOLVING CREDIT NOTE


                                                       New Brunswick, New Jersey
$13,750,000                                                     October 31, 1995


     FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, and BRECKENRIDGE-REMY CO., a Delaware corporation, (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of PNC Bank, National Association ("PNC") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 ($13,750,000) DOLLARS, or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans (including, without limitation, Capex Loans) made by PNC to the Borrower pursuant to Section 2.1 of the Credit Agreement on the dates and in the amounts specified in the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that
                                                      --------  -------
the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

     This Note is one of the Revolving Credit Notes referred to in the Revolving Credit and Term Loan Agreement dated the date hereof among the Borrower, PNC, First Fidelity Bank, N.A., as Lenders, and PNC, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

     Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                                             GUEST SUPPLY, INC.



                                             By:____________________________
                                                Name:
                                                Title:

                                             GUEST PACKAGING, INC.



                                             By:____________________________
                                                Name:
                                                Title:

                                             BRECKENRIDGE-REMY CO.



                                             By:____________________________
                                                Name:
                                                Title:

                                   Schedule 1
                            To Revolving Credit Note
                         dated October 31, 1995 made by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                  Breckenridge-Remy Co., as joint and several
                   obligors to PNC Bank, National Association


                    Loans, Conversions and Payments of Loans



                   Amount of                           Unpaid
        Amount of  Principal  Interest  Interest     Principal      Notation
 Date     Loans     Repaid      Rate     Period   Balance of Loans  Made By
